UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2010

VCG HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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EXPLANATORY NOTE

On November 10, 2010, VCG Holding Corp. (the “Company”) filed a Current Report on Form 8-K (which constitutes soliciting material pursuant to Rule 14a-12 promulgated under the Securities Exchange Act of 1934, as amended) (the “Original 8-K”) reporting that the Company had entered into an Agreement and Plan of Merger (the “Merger Agreement”) on November 9, 2010.  The Company attached as Exhibit 2.1 to the Original 8-K a copy of the Merger Agreement.  Exhibit 2.1 as filed with the Original 8-K inadvertently failed to reflect a change made to Section 8.03(c) of the Merger Agreement to clarify that the termination fee payable by Family Dog, LLC is only payable in the event that the Company terminates the Merger Agreement under certain limited circumstances as a result of Family Dog, LLC’s failure to secure financing for the merger.  The Company has attached as Exhibit 2.1 hereto a copy of the as-executed Merger Agreement containing the correct version of Section 8.03(c).

Additional Information and Where to Find It

In connection with the proposed transaction, a proxy statement of the Company and other materials will be filed with the SEC. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED TRANSACTION. Investors will be able to obtain free copies of the Proxy Statement (when available) as well as other documents filed with the SEC containing information about the Company at http://www.sec.gov, the SEC’s free internet site. Free copies of the Company’s SEC filings are also available on the Company’s internet website at http://www.vcgh.com. Furthermore, investors may obtain free copies of the Company’s SEC filings by directing such request to VCG Holding Corp., Attn: Corporate Secretary, 390 Union Blvd, Suite 540, Lakewood, CO 80228 or by requesting the same via telephone at (303) 934-2424.

Participants in the Solicitation of Proxies

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’ shareholders with respect to the proposed transaction. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC on March 15, 2010. MORE DETAILED INFORMATION REGARDING THE IDENTITY OF POTENTIAL PARTICIPANTS, AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITIES HOLDINGS OR OTHERWISE, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Description

2.1	Agreement and Plan of Merger, dated as of November 9, 2010, by and among Family Dog, LLC, FD Acquisition Co., Troy Lowrie, Micheal Ocello and VCG Holding Corp.*

99.1	Press Release, dated November 10, 2010**

* Filed herewith
** Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed on November 10, 2010.

CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K/A are forward-looking statements within the meaning of the Securities Litigation Reform Act of 1995, as amended. All statements, other than statements of historical fact, included in this Current Report on Form 8-K/A that address activities, events or developments that we believe or anticipate will or may occur in the future are forward-looking statements. Such statements are based on current expectations, estimates and projections about the Company’s business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks and uncertainties that are difficult to predict, including, without limitation, whether the parties to the Merger Agreement will successfully consummate the Merger. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous risks, uncertainties and factors identified from time to time in the Company’s reports with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2009. All forward-looking statements attributable to us or any persons acting on our behalf are expressly qualified in their entirety by these risks, uncertainties and factors. All guidance and forward-looking statements in this Current Report on Form 8-K/A are made as of the date hereof and we do not undertake any obligation to update any forecast or forward-looking statements, except as may be required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

November 24, 2010	By:	Tenicia Bradley

Name: Tenicia Bradley
Title: Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 9, 2010, by and among Family Dog, LLC, FD Acquisition Co., Troy Lowrie, Micheal Ocello and VCG Holding Corp.